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                      SUPPLEMENT DATED JUNE 30, 2000 TO THE
                         PROSPECTUSES DATED MAY 31, 2000

                          THE ARBOR FUND (THE "TRUST")
  OVB FAMILY OF FUNDS (EACH A "PORTFOLIO," AND COLLECTIVELY, THE "PORTFOLIOS"):

                             EQUITY INCOME PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                    WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
                           PRIME OBLIGATIONS PORTFOLIO

         THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

         On July 6, 2000, Branch Banking and Trust Company ("BB&T") is scheduled to complete its acquisition of One Valley Bank, N.A. ("OVB"), the Portfolios' current investment adviser. At a Special Meeting of the Trust's Board of Trustees held on June 27, 2000, the Board approved an interim advisory agreement between the Trust and BB&T to replace OVB as the Portfolios' investment adviser. The Board of Trustees also approved an interim sub-advisory agreement between the Trust, BB&T and Wellington Management Company LLP ("Wellington"), under which Wellington will continue to provide sub-advisory services to the Prime Obligations Portfolio. The interim agreements will become effective upon BB&T's acquisition of OVB.

         Following the acquisition of OVB, Mr. Sears, Mr. Thomas and Mr. Nolan, the Portfolios' current portfolio managers, will continue managing their respective Portfolios as employees of BB&T. Wellington will continue to provide sub-advisory services to the Prime Obligations Portfolio under the interim sub-advisory agreement with BB&T. The compensation under both the interim advisory and sub-advisory agreements is unchanged from the current compensation. In addition, BB&T intends to maintain the voluntary fee waivers currently in place for the Portfolios. Shareholders will be given the opportunity to approve final investment advisory agreements for the Portfolios at a special meeting scheduled for the fourth quarter of this year.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE